Exhibit  23.1

CONSENT  OF  INDEPENDENT  AUDITORS
-------------------------------

To  the  Board  of  Directors
MT  Ultimate  Healthcare  Corp.
Brooklyn,  New  York

We hereby consent to the use in this Form SB-2 Registration Statement of our report dated March 16, 2004 and May 18, 2004, relating to the consolidated financial statements of MT Ultimate Healthcare Corp., for the years ended December 31, 2002 and 2003, and the inclusion of our name under the heading "Experts" appearing herein.

January  21,  2005


/s/  Clyde  Bailey  P.C.
San  Antonio,  Texas

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